UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): October 24, 2006

ROME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27481 (Commission File Number)	16-1573070 (IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 336-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 24, 2006, Rome Bancorp, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2006. The press release also announced the declaration of a quarterly dividend in the amount of 7.5 cents ($0.075) per common share, payable November 24, 2006 to stockholders of record as of November 10, 2006. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release issued by Rome Bancorp, Inc. on October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROME BANCORP, INC.

By: /s/ Charles M. Sprock

Charles M. Sprock

Chairman of the Board,
President and Chief Executive Officer

Date: October 25, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 24, 2006.